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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05769
Invesco Van Kampen High Income Trust II
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen High Income Trust II
NYSE: VLT

2	Performance Summary
2	Management Discussion
4	Additional Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
16	Financial Statements
19	Notes to Financial Statements
25	Financial Highlights
27	Auditor’s Report
28	Tax Information
29	Supplemental Information
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
This is the annual report of Invesco Van Kampen High Income Trust II for the fiscal year ended February 29, 2012. The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the reporting period, the Trust at NAV posted positive returns, which were enhanced by the Trust’s use of financial leverage.

Performance
Total returns, 2/28/11 to 2/29/12

Trust at NAV	7.26%

Trust at Market Value	11.33

Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼	6.92

Market Price Premium to NAV as of 2/29/12	3.11

Source: ▼Lipper Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
      Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized firms. We principally invest in junk bonds, although we tend to underweight the lowest-quality bonds in the asset class. We may invest in convertible bonds, preferred stocks, derivatives and bank loans, but currently we do not expect these instruments to be a substantial part of our portfolio.
      The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented by an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security's risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
      Portfolio construction begins with a well-defined portfolio design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment), as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Trust
As the fiscal year began, financial markets were performing relatively strongly. But the emergence of the “Arab Spring,” a widespread pro-democracy movement, resulted in uprisings across the Middle East. This political uncertainty quickly heightened global concerns about energy supplies and economic recovery and caused market volatility to increase. In the US, these developments often were overshadowed by domestic concerns. While corporate earnings remained strong, with many positive surprises, investor enthusiasm was tempered by continuing high unemployment, weak consumer spending and soft housing data.
      Although markets stabilized and remained generally positive in June and July, risky assets sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling. This protracted effort led credit rating agency Standard & Poor’s (S&P) to announce the first-ever downgrade to long-term

Portfolio Composition †
By credit quality

A	0.7%

BBB	5.5

BB	35.6

B	45.7

CCC	7.7

CC	0.2

C	0.1

Non-Rated	3.7

Cash	0.8

Top Five Fixed Income Issuers*

1.	International Lease Finance Corp.	3.1%

2.	Ally Financial Inc.	2.3

3.	Intelsat Jackson Holdings S.A.	1.7

4.	AES Corp. (The)	1.6

5.	Ford Motor Credit Co. LLC	1.6

Total Net Assets	$61.8	million

Total Number of Holdings*		340

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
* Excluding money market fund holdings.
†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

2 Invesco Van Kampen High Income Trust II

US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a global recession and pressured markets lower in the fall. As signs of muted, but sustained economic growth mounted, markets moved off October lows through the close of the reporting period.
     The broad US corporate high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total returns for the reporting period. Volatility and correlations were high as the high yield market experienced what is generally called the “risk on/risk off” market. In August and September of 2011, debt concerns in Europe and the downgrade of US debt by S&P caused investors to scale back their risk profile. However, sentiment rose at the end of the reporting period as Europe reported potentially good news, and US economic data improved.
      On an absolute basis, the Trust generated positive returns for the reporting period. The portfolio was underweight in the lower quality credit tiers as we believe the risk tradeoff at this stage in the credit cycle made them poor values. The Trust’s main sources of outperformance included our consumer cyclical, energy and technology holdings. In particular, security selection in independent energy and technology proved beneficial to relative performance.
      The main detractors for the reporting period stemmed from security selection among consumer non-cyclical holdings, where health care, food and beverage, and consumer products were a drag on relative performance. In the consumer products and food and beverage space, the Trust was hurt by off-index European holdings. In general, European exposure detracted from relative performance as those bonds sold off with the rest of the European market.
     One important factor impacting the return of the Trust relative to its comparative index was the Trust's use of financial leverage through the use of bank borrowings. As of the close of the reporting period, leverage accounted for 27% of the Trust's total assets. The Trust uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a trust generally are rising.
     During the reporting period, the Trust employed a leverage strategy that involved borrowing money at short-term rates and reinvesting the proceeds in longer term securities, taking advantage of the difference between longer and short-term rates and the additional yield received on underlying investments. The low level of short-term interest rates during the reporting period made the Trust's borrowing activity relatively inexpensive. At the same time, the price of longer term securities generally rose. As a result, the Trust's leverage enhanced overall returns and was a meaningful contributor to performance for the reporting period. For more information about the Trust's use of leverage, see the Notes to Financial Statements later in this report.
     As stated earlier, the Trust trades at a market price and also has an NAV. The Trust traded at a slight discount early in the reporting period. The discount tightened and turned into a premium mid-way through the reporting period, remaining at a premium through the end of the reporting period.
     The Trust used derivatives during the reporting period to hedge currency exposure.
     Overall, the high yield market improvement was underpinned by waning worries about a US recession; indeed, most observers see improved prospects for a sustained albeit slow recovery in the economy. The sovereign debt crisis in Europe has, for now, subsided. Against prospects for default losses, the high yield market continues to look relatively cheap. While the US economy appears to be strengthening, substantial uncertainties remain. These include pending fiscal adjustments needed to resolve US government budget deficits and the European sovereign debt situation and its potential bank solvency and credit implications. We therefore believe that there is some risk of recurring volatility. If a full-blown crisis were created due to a deteriorating economic outlook, we believe the market could have significant downside potential and we could see further liquidations of risky assets; therefore some ongoing caution is warranted.
     Thank you for investing in Invesco Van Kampen High Income Trust II and for sharing our long-term investment horizon.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. He began managing the Trust in 2010. Mr. Ehret has been associated with the Trust’s investment adviser or its investment advisory affiliates since 2001. He earned a B.S. in economics with a minor in statistics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. He began managing the Trust in 2010. Mr. Hughes has been associated with the Trust’s investment adviser or its investment advisory affiliates since 1992. He earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. He began managing the Trust in 2010. Mr. Roberts has been associated with the Trust’s investment adviser or its investment advisory affiliates since 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.

3 Invesco Van Kampen High Income Trust II

Additional Information
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report
■	The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers US corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VLT

4 Invesco Van Kampen High Income Trust II

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs

Transaction costs are low because the new shares are bought in blocks and the per share fee is shared among all participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” - in the name of your brokerage firm, bank, or other financial institution - you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works
If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan's fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
      Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
  To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Van Kampen High Income Trust II

Schedule of Investments

February 29, 2012

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–119.33%(a)
Aerospace & Defense–1.11%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	$295,000	$344,412

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,, 6.88%, 03/15/18	65,000	68,738

7.13%, 03/15/21	110,000	118,800

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	140,000	152,600

		684,550

Airlines–4.03%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	505,000	424,200

American Airlines Pass Through Trust–Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	148,853	146,993

Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	588,068	599,829

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	100,587	106,842

Delta Air Lines Pass Through Trust, Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	85,000	81,812

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	100,000	96,500

Delta Air Lines, Inc., Sec. Notes, 12.25%, 03/15/15(b)	85,000	92,650

Sr. Sec. Notes, 9.50%, 09/15/14(b)	428,000	461,170

UAL Pass Through Trust, Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	93,509	98,593

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	189,306	205,397

US Airways Pass Through Trust–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	195,940	177,816

		2,491,802

Alternative Carriers–1.47%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	250,000	261,875

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	245,000	279,912

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 04/01/19	125,000	138,438

Sr. Unsec. Gtd. Notes, 8.13%, 07/01/19(b)	140,000	147,350

8.63%, 07/15/20(b)	75,000	80,250

		907,825

Aluminum–1.00%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	605,000	620,503

Apparel Retail–1.74%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	275,000	304,562

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	315,000	316,969

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	285,000	286,425

Limited Brands Inc., 5.63%, 02/15/22	45,000	46,688

Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	110,000	121,825

		1,076,469

Apparel, Accessories & Luxury Goods–3.53%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	310,000	325,500

Jones Group Inc. (The), Sr. Unsec. Notes, 6.88%, 03/15/19	585,000	570,375

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	770,000	820,050

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	460,000	462,300

		2,178,225

Auto Parts & Equipment–1.57%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	330,000	340,725

American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	80,000	85,600

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	295,000	320,812

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 12/15/20	95,000	102,838

7.75%, 08/15/18	110,000	120,175

		970,150

Automobile Manufacturers–1.30%
Chrysler Group LLC/CG Co.-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	400,000	406,000

Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	305,000	393,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Automobile Manufacturers–(continued)

Motors Liquidation Corp., Sr. Unsec. Notes, 8.38%, 07/15/33 (Acquired 06/25/10-02/24/11; Cost $15,590)(c)(d)	$795,000	$6,600

		806,050

Biotechnology–0.26%
Grifols Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	70,000	76,125

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	80,000	86,200

		162,325

Broadcasting–1.08%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	155,000	164,688

Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	385,000	353,237

Clear Channel Worldwide Holdings Inc., Sr. Sub. Gtd. Notes, 7.63%, 03/15/20(b)	150,000	150,000

		667,925

Building Products–6.99%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	205,000	147,600

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	315,000	309,488

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	170,000	184,875

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	575,000	621,000

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	345,000	352,978

Nortek Inc, Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	625,000	607,031

10.00%, 12/01/18	195,000	206,700

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	300,000	292,125

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	145,000	143,550

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	486,000	527,918

USG Corp., Sr. Unsec. Gtd. Notes,
8.38%, 10/15/18(b)	30,000	30,675

9.75%, 08/01/14(b)	670,000	724,437

Sr. Unsec. Notes, 9.75%, 01/15/18	175,000	170,625

		4,319,002

Cable & Satellite–1.79%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/31/22	35,000	37,625

Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	120,000	127,800

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	70,000	76,300

Kabel BW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	525,000	565,687

Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	200,000	193,500

ViaSat Inc., Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	100,000	103,500

		1,104,412

Casinos & Gaming–5.96%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	270,000	292,950

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	260,000	224,900

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	295,000	228,625

Chester Downs & Marina LLC, Sr. Sec. Gtd. Sub. Notes, 9.25%, 02/01/20(b)	35,000	36,750

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. Global PIK Notes, 10.75%, 01/15/17	263,201	285,573

Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	130,000	138,125

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	105,000	105,131

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	295,000	300,163

Sr. Unsec. Gtd. Notes, 8.63%, 02/01/19(b)	50,000	53,375

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	145,000	158,231

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	350,000	387,625

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	245,000	248,675

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.53%, 02/01/14(b)(e)	200,000	185,500

Sr. Sec. Notes, 9.13%, 02/01/15(b)	405,000	400,950

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	560,000	635,600

		3,682,173

Coal & Consumable Fuels–0.58%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	90,000	98,325

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	180,000	189,675

Westmore Coal Co./Westmoreland Partners, Sr. Sec. Notes, 10.75%, 02/01/18(b)	70,000	67,725

		355,725

Commodity Chemicals–0.77%
Westlake Chemical Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/16	465,000	475,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Communications Equipment–0.76%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	$345,000	$349,744

Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	120,000	120,900

		470,644

Computer & Electronics Retail–0.41%
Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	240,000	251,400

Computer Storage & Peripherals–0.66%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.75%, 12/15/18	275,000	311,094

Sr. Unsec. Gtd. Notes, 7.00%, 11/01/21(b)	85,000	94,350

		405,444

Construction & Engineering–2.11%
Dycom Investments Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 01/15/21	375,000	385,781

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	245,000	252,350

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	660,000	666,600

		1,304,731

Construction & Farm Machinery & Heavy Trucks–2.04%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	255,000	301,537

Commercial Vehicle Group, Inc., Sec. Gtd. Notes, 7.88%, 04/15/19(b)	275,000	281,188

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	145,000	161,675

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	234,000	256,815

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	240,000	256,200

		1,257,415

Construction Materials–1.98%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	510,000	505,067

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	750,000	720,000

		1,225,067

Consumer Finance–4.52%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	1,210,000	1,337,050

8.00%, 03/15/20	80,000	91,000

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.00%, 05/15/18	485,000	512,888

5.88%, 08/02/21	400,000	450,000

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	360,000	400,500

		2,791,438

Data Processing & Outsourced Services–1.19%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	420,000	424,200

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	120,000	122,700

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	105,000	113,400

7.63%, 11/15/20	70,000	75,950

		736,250

Department Stores–0.44%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	310,000	269,700

Distillers & Vintners–0.83%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 9.13%, 12/01/16(b)	250,000	180,000

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	295,000	334,456

		514,456

Diversified Banks–0.16%
RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(f)(g)	140,000	97,300

Diversified Metals & Mining–0.51%
Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	240,000	169,209

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	140,000	144,224

		313,433

Electrical Components & Equipment–0.31%
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	180,000	189,900

Electronic Manufacturing Services–0.48%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	290,000	296,163

Environmental & Facilities Services–0.21%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	130,000	130,650

Food Retail–0.31%
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	200,000	191,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Forest Products–0.33%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	$250,000	$190,625

Sino-Forest Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(b)	30,000	10,200

		200,825

Gas Utilities–0.75%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	275,000	245,437

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	205,000	219,350

		464,787

Health Care Equipment–0.52%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes,
7.75%, 04/15/18	35,000	30,100

10.88%, 11/15/14	220,000	223,850

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	85,000	65,556

		319,506

Health Care Facilities–3.71%
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	150,000	154,125

7.88%, 02/15/20	640,000	707,200

HealthSouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	270,000	292,275

7.75%, 09/15/22	90,000	98,325

8.13%, 02/15/20	70,000	77,350

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(e)	135,000	120,150

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	350,000	407,312

Sr. Unsec. Global Notes,
8.00%, 08/01/20	60,000	64,050

9.25%, 02/01/15	330,000	369,600

		2,290,387

Health Care Services–0.45%
Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	220,000	211,750

Universal Hospital Services Inc., Sec. Gtd. Variable Rate Global Notes, 8.50%, 06/01/15(e)	65,000	67,113

		278,863

Health Care Technology–0.58%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	335,000	360,962

Homebuilding–2.58%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	310,000	291,400

8.13%, 06/15/16	210,000	196,350

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	590,000	553,125

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20	90,000	91,125

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	265,000	280,900

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	95,000	90,488

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	85,000	88,644

		1,592,032

Hotels, Resorts & Cruise Lines–0.09%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.25%, 03/15/18	50,000	54,125

Household Products–0.39%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	235,000	240,875

Housewares & Specialties–0.24%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	145,000	150,438

Independent Power Producers & Energy Traders–2.66%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	900,000	1,012,500

AES Red Oak LLC–Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	95,511	98,615

Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	90,000	97,875

Sr. Sec. Notes, 7.25%, 10/15/17(b)	265,000	282,225

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	150,000	153,000

		1,644,215

Industrial Machinery–1.00%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	255,000	266,475

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	25,000	26,312

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	290,000	324,075

		616,862

Industrial REIT’s–0.72%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	400,000	444,000

Integrated Telecommunication Services–0.28%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	195,000	170,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Internet Software & Services–0.82%
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	$205,000	$228,062

8.13%, 03/01/18	245,000	275,625

		503,687

Investment Banking & Brokerage–0.59%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	275,000	274,685

E*Trade Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	90,000	91,575

		366,260

Leisure Facilities–0.12%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	70,000	73,588

Leisure Products–0.59%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	350,000	361,375

Life Sciences Tools & Services–0.26%
Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	175,000	158,375

Marine–0.21%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	35,000	29,225

Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	105,000	99,094

		128,319

Metal & Glass Containers–0.07%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	45,000	46,125

Movies & Entertainment–1.57%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	455,000	476,044

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	445,000	492,837

		968,881

Multi-Line Insurance–2.62%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58(e)	75,000	79,125

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	135,000	126,056

Hartford Financial Services Group Inc., Jr. Unsec. Sub. Deb., 8.13%, 06/15/38(e)	260,000	278,200

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37 (Acquired 09/16/10-10/01/10; Cost $571,290)(b)	599,000	587,020

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/05/39(b)	435,000	545,169

		1,615,570

Multi-Sector Holdings–0.34%
Reynolds Group Issuer Inc./LLC/Luxembourg S.A., Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	200,000	212,500

Office Services & Supplies–0.26%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	105,000	102,900

Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	55,000	60,638

		163,538

Oil & Gas Drilling–0.05%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	30,000	31,875

Oil & Gas Equipment & Services–1.39%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	315,000	331,537

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	365,000	384,162

SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	135,000	142,763

		858,462

Oil & Gas Exploration & Production–7.48%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	95,000	101,413

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	295,000	320,075

8.88%, 02/01/17	110,000	115,500

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	445,000	450,562

6.63%, 08/15/20	95,000	99,394

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	215,000	224,675

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	80,000	89,500

7.38%, 10/01/20	135,000	150,525

8.25%, 10/01/19	130,000	146,250

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	430,000	385,925

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	180,000	181,800

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	530,000	562,794

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	210,000	224,700

OGX Petroleo e Gas Participacoes S.A. (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	205,000	214,297

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.63%, 06/01/18	235,000	253,800

8.63%, 10/15/19	45,000	50,850

QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	150,000	152,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	$45,000	$45,675

5.75%, 06/01/21	305,000	327,112

SM Energy Co., Sr. Unsec. Global Notes, 6.63%, 02/15/19	135,000	145,800

Sr. Unsec. Notes, 6.50%, 11/15/21(b)	50,000	54,500

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	140,000	150,675

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	165,000	170,775

		4,618,847

Oil & Gas Refining & Marketing–0.85%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	540,000	525,150

Oil & Gas Storage & Transportation–4.74%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	195,000	209,869

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes,
5.88%, 04/15/21(b)	230,000	235,175

6.13%, 07/15/22(b)	25,000	25,938

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	545,000	579,062

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	290,000	333,137

Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 03/01/20(b)	30,000	30,750

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	180,000	174,600

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.25%, 06/15/22	140,000	151,200

6.50%, 08/15/21	115,000	125,063

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	275,000	178,062

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	205,000	222,681

Sabine Pass LNG, L.P, Sr. Sec Gtd. Global Notes, 7.50%, 11/30/16	100,000	107,750

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	290,000	311,025

Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	65,000	68,900

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	170,000	175,950

		2,929,162

Other Diversified Financial Services–3.10%
International Lease Finance Corp., Sr. Sec. Notes,
6.75%, 09/01/16(b)	120,000	130,425

7.13%, 09/01/18(b)	175,000	195,508

Sr. Unsec. Global Notes,
5.75%, 05/15/16	55,000	56,066

6.25%, 05/15/19	90,000	92,025

8.75%, 03/15/17	1,057,000	1,196,392

Sr. Unsec. Medium-Term Notes, 5.63%, 09/20/13	115,000	117,875

Sr. Unsec. Notes, 8.25%, 12/15/20	115,000	128,584

		1,916,875

Packaged Foods & Meats–0.33%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	175,000	175,875

Post Holdings Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/15/22(b)	30,000	32,175

		208,050

Paper Packaging–0.12%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	70,000	71,925

Paper Products–2.45%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	610,000	615,719

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	210,000	223,912

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	205,000	215,250

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	215,000	129,538

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	320,000	327,600

		1,512,019

Personal Products–0.55%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	305,000	337,788

Pharmaceuticals–1.45%
Aptalis Pharma Inc., Sr. Unsec. Gtd. Global Notes, 12.75%, 03/01/16	212,000	227,105

Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	145,000	160,950

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	45,000	49,613

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	435,000	456,206

		893,874

Property & Casualty Insurance–0.30%
XL Group PLC (Ireland)–Series E, Jr. Sub. Variable Rate Global Pfd. Bonds, 6.50%(e)(f)	220,000	185,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Real Estate Services–0.37%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	$215,000	$229,513

Regional Banks–2.93%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	75,000	65,625

BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Notes, 6.75%, 06/07/36	170,000	173,624

CIT Group Inc., Sr. Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	365,000	366,369

Sec. Gtd. Notes, 5.50%, 02/15/19(b)	100,000	102,750

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	250,000	256,250

Unsec. Sub. Notes, 7.38%, 12/10/37	415,000	381,800

Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	155,000	160,425

Unsec. Sub. Global Notes, 5.13%, 06/15/17	330,000	301,950

		1,808,793

Research & Consulting Services–0.44%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	250,000	268,750

Semiconductor Equipment–1.28%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	130,000	136,338

7.38%, 05/01/18	250,000	271,562

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	365,000	379,600

		787,500

Semiconductors–1.07%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	361,000	401,612

Sr. Unsec. Gtd. Global Notes,
8.05%, 02/01/20	225,000	223,875

10.75%, 08/01/20	30,000	33,225

		658,712

Specialized Finance–0.11%
Aircastle Ltd., Sr. Notes, 9.75%, 08/01/18(b)	60,000	67,800

Specialized REIT’s–0.88%
Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	205,000	223,963

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	140,000	149,800

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	155,000	167,206

		540,969

Specialty Chemicals–2.42%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	270,000	284,175

Huntsman International LLC, Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	260,000	260,325

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	135,000	153,394

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	415,000	428,228

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	340,000	367,200

		1,493,322

Specialty Stores–0.47%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	270,000	287,888

Steel–1.30%
APERAM (Luxembourg), Sr. Unsec. Notes, 7.38%, 04/01/16(b)	150,000	142,125

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.25%, 02/25/22	90,000	93,183

4.50%, 02/25/17	165,000	170,834

FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	260,000	270,412

7.00%, 11/01/15(b)	35,000	37,275

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	85,000	88,613

		802,442

Systems Software–0.86%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 11/12/10-01/06/11; Cost $605,475)(b)	600,000	534,000

Tires & Rubber–0.76%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	240,000	258,300

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes,
7.00%, 05/15/22	75,000	76,594

8.25%, 08/15/20	125,000	136,875

		471,769

Trading Companies & Distributors–3.52%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	420,000	441,525

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	560,000	581,000

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/19	230,000	242,075

7.38%, 01/15/21	340,000	370,600

7.50%, 10/15/18	175,000	189,437

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	115,000	121,900

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Global Notes, 8.25%, 02/01/21	105,000	111,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen High Income Trust II

	Principal
	Amount		Value

Trading Companies & Distributors–(continued)

UR Financing Escrow Corp., Sec. Gtd. Notes, 5.75%, 07/15/18(b)		$25,000	$25,688

Sr. Unsec. Notes, 7.63%, 04/15/22(b)		85,000	87,762

			2,171,287

Trucking–0.13%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 03/15/20		75,000	82,125

Wireless Telecommunication Services–8.13%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes,
12.00%, 12/01/15(b)		465,000	456,862

14.75%, 12/01/16(b)		50,000	52,625

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		195,000	207,431

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		505,000	506,262

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		100,000	102,375

Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 8.25%, 09/01/17(b)		355,000	378,962

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20		880,000	932,800

7.50%, 04/01/21		125,000	132,813

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20		255,000	263,287

7.88%, 09/01/18		235,000	251,891

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		275,000	243,375

Sprint Nextel Corp., Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)		95,000	97,019

9.00%, 11/15/18(b)		200,000	224,000

Sr. Unsec. Notes,
8.38%, 08/15/17		30,000	29,513

11.50%, 11/15/21(b)		75,000	82,219

VimpelCom (Ireland), Sec. Loan Participation Notes, 7.75%, 02/02/21(b)		200,000	200,500

Sec. Notes, 6.49%, 02/02/16(b)		200,000	204,500

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes,
7.25%, 02/15/18(b)		400,000	394,000

11.75%, 07/15/17(b)		250,000	258,125

			5,018,559

Total U.S. Dollar Denominated Bonds and Notes (Cost $71,501,190)			73,687,875

Non-U.S. Dollar Denominated Bonds & Notes–12.95%(h)
Canada–0.40%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	235,000	247,487

Croatia–0.47%
Agrokor D.D., Sr. Unsec. Gtd. Notes, 10.00%, 12/07/16(b)	EUR	210,000	291,630

Cyprus–0.40%
Eileme 2 AB, Sr. Gtd. Notes, 11.75%, 01/31/20(b)	EUR	180,000	246,971

Czech Republic–0.22%
CET 21 spol sro, Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	100,000	135,208

Ireland–1.27%
Ardagh Packaging Finance PLC, Sr. Sec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	405,000	554,337

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	170,000	229,430

			783,767

Italy–0.27%
Lottomatica S.p.A–REGS, Jr. Unsec. Sub. Variable Rate Bonds, 8.25%, 03/31/66(b)(e)	EUR	135,000	164,098

Luxembourg–3.31%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	100,000	133,876

Cirsa Funding Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	130,000	167,545

REGS, Sr. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	200,000	257,761

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	200,000	266,420

ConvaTec Healthcare S.A., Sr. Sec. Gtd. Notes, 7.38%, 12/15/17(b)	EUR	100,000	139,537

Sr. Unsec. Gtd. Notes, 10.88%, 12/15/18(b)	EUR	100,000	134,542

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	270,000	374,054

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	260,000	368,859

Wind Acquisition Finance S.A., Sr. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	50,000	65,772

Xefin Lux SCA, Sr. Sec. Notes, 8.00%, 06/01/18(b)	EUR	100,000	134,542

			2,042,908

Netherlands–1.49%
Carlson Wagonlit B.V. (Netherlands)- REGS, Sr. Sec. Gtd. Floating Rate Notes, 6.88%, 05/01/15(b)(e)	EUR	200,000	254,764

Cemex Finance Europe BV, Gtd. Notes, 4.75%, 03/05/14	EUR	130,000	159,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen High Income Trust II

	Principal
	Amount		Value

Netherlands–(continued)

Goodyear Dunlop Tires Europe B.V., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	EUR	100,000	$134,542

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	265,000	375,069

			923,989

Spain–0.91%
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	440,000	564,144

Sweden–0.32%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	140,000	197,684

United Kingdom–3.76%
Boparan Finance PLC-REGS, Sr. Unsec. Gtd. Notes, 9.75%, 04/30/18(b)	EUR	500,000	661,055

Exova PLC, Sr. Unsec. Gtd. Notes, 10.50%, 10/15/18(b)	GBP	200,000	278,390

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	180,000	233,784

Odeon & UCI Finco PLC, Sr. Sec. Gtd. Floating Rate Notes,
6.13%, 08/01/18(b)(e)	EUR	100,000	128,548

Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	215,000	341,167

Pipe Holdings PLC, Sr. Sec. Gtd. Bonds, 9.50%, 11/01/15(b)	GBP	200,000	307,024

R&R Ice Cream PLC, Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	275,000	371,822

			2,321,790

United States–0.13%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	85,000	78,129

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $8,122,495)			7,997,805

	Shares		Value

Preferred Stocks–2.00%(a)
Diversified Banks–0.58%
Ally Financial, Inc.–Series G, 7.00% Pfd.(b)		410	$355,777

Industrial REIT’s–0.12%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		2,930	74,568

Regional Banks–1.30%
Zions Bancorp., Series C, 9.50% Pfd.		30,600	803,862

Total Preferred Stocks (Cost $1,089,162)			1,234,207

Common Stocks & Other Equity Interests–0.27%(a)
Apparel, Accessories & Luxury Goods–0.00%
Hosiery Corp. of America, Inc. Class A(i)		1,000	0

Automobile Manufacturers–0.27%
General Motors Co.(d)(i)		3,230	84,045

General Motors Co., Wts. expiring 07/10/16(d)(i)		2,936	49,824

General Motors Co., Wts. expiring 07/10/19(d)(i)		2,936	33,705

			167,574

Total Common Stocks & Other Equity Interests (Cost $262,246)			167,574

Money Market Funds–2.22%
Liquid Assets Portfolio–Institutional Class(j)		686,064	686,064

Premier Portfolio–Institutional Class(j)		686,063	686,063

Total Money Market Funds (Cost $1,372,127)			1,372,127

TOTAL INVESTMENTS–136.77% (Cost $82,347,220)			84,459,588

OTHER ASSETS LESS LIABILITIES–1.28%			795,511

BORROWINGS–(38.05)%			(23,500,000)

NET ASSETS–100.00%			$61,755,099

Investment Abbreviations:

CAD	– Canadian Dollar
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen High Income Trust II

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $28,391,399, which represented 45.97% of the Trust’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $430,800, which represented less than 1% of the Trust’s Net Assets.
(d)	Acquired as part of the General Motors reorganization.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Non-income producing security.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen High Income Trust II

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $80,975,093)	$83,087,461

Investments in affiliated money market funds, at value and cost	1,372,127

Total investments, at value (Cost $82,347,220)	84,459,588

Foreign currencies, at value (Cost $188,568)	189,410

Receivable for:
Investments sold	46,015

Dividends and interest	1,754,683

Total assets	86,449,696

Liabilities:
Payable for:
Investments purchased	920,890

Amount due custodian	20,162

Dividends	24,079

Foreign currency contracts outstanding	63,567

Loan outstanding	23,500,000

Accrued fees to affiliates	17,757

Accrued other operating expenses	145,444

Accrued interest expense and line of credit fees	2,698

Total liabilities	24,694,597

Net assets applicable to shares outstanding	$61,755,099

Net assets consist of:
Shares of beneficial interest	$91,886,315

Undistributed net investment income	(104,254)

Undistributed net realized gain (loss)	(32,080,014)

Unrealized appreciation	2,053,052

$61,755,099

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Common shares outstanding	3,770,265

Net asset value per common share	$16.38

Market value per common share	$16.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen High Income Trust II

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$6,480,965

Dividends(net of foreign withholding taxes of $(325))	99,035

Dividends from affiliated money market funds	1,020

Total investment income	6,581,020

Expenses:
Advisory fees	590,468

Administrative services fees	50,000

Custodian fees	15,381

Interest, facilities and maintenance fees	258,559

Transfer agent fees	35,735

Trustees’ and officers’ fees and benefits	12,335

Professional services fees	374,259

Other	78,011

Total expenses	1,414,748

Less: Fees waived	(1,489)

Net expenses	1,413,259

Net investment income	5,167,761

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,124,089

Foreign currencies	(19,071)

Foreign currency contracts	173,146

2,278,164

Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,186,052)

Foreign currencies	(10,159)

Foreign currency contracts	42,462

(3,153,749)

Net realized and unrealized gain (loss)	(875,585)

Net increase in net assets resulting from operations	$4,292,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen High Income Trust II

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010

		Two months
	Year ended	ended	Year ended
	February 29,	February 28,	December 31,
	2012	2011	2010

Operations:
Net investment income	$5,167,761	$896,053	$6,077,558

Net realized gain	2,278,164	647,749	2,852,360

Change in net unrealized appreciation (depreciation)	(3,153,749)	1,125,554	(135,837)

Distributions to preferred shareholders from net investment income	—	—	(20,881)

Net increase in net assets from operations	4,292,176	2,669,356	8,773,200

Distributions to common shareholders from net investment income	(5,248,209)	(874,701)	(5,853,346)

Net increase (decrease) in net assets to common shares resulting from investment activities	(956,033)	1,794,655	2,919,854

Net assets:
Beginning of period	62,711,132	60,916,477	57,996,623

End of period (includes undistributed net investment income of $(104,254), $(72,529) and $(93,956), respectively)	$61,755,099	$62,711,132	$60,916,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen High Income Trust II

Statement of Cash Flows

For the year ended February 29, 2012

Cash provided by operating activities:
Net increase in net assets resulting from operations	$4,292,176

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Net realized gain from investments	(2,124,089)

Net change in unrealized depreciation on investments	3,186,052

Amortization of premium and accretion of discount	38,229

Cost of purchases of investments	(80,447,714)

Proceeds from sales of investments	82,550,776

Net change in foreign currency contracts	(42,462)

Increase in interest receivables and other assets	(5,037)

Decrease in accrued interest expense and line of credit fees payables	(92,407)

Decrease in accrued expenses and other payables	(65,515)

Net cash provided by operating activities	7,290,009

Cash flows provided by (used in) financing activities:
Repayment of loans outstanding	(2,500,000)

Dividends paid to common shareholders from net investment income	(5,248,688)

Increase in payable for amount due custodian	20,162

Net cash provided by (used in) financing activities	(7,728,526)

Net decrease in cash	(438,517)

Cash at the beginning of the period	627,927

Cash at the end of the period	$189,410

Supplemental disclosure:
Cash paid during the period for interest, facilities and maintenance fees	$348,366

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen High Income Trust II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
  The Trust’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital through investment in a professionally managed diversified portfolio of income producing, fixed income securities.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

19        Invesco Van Kampen High Income Trust II

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

20        Invesco Van Kampen High Income Trust II

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Trust may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Trust may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate 0.70% of the Trust’s average daily managed assets including bank borrowings entered into to retire preferred shares of the Trust.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 2.02%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $1,489.

21        Invesco Van Kampen High Income Trust II

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 29, 2012, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,418,131	$355,777	$0	$2,773,908

Corporate Debt Securities	—	73,681,275	6,600	73,687,875

Foreign Debt Securities	—	7,997,805	—	7,997,805

	$2,418,131	$82,034,857	$6,600	$84,459,588

Foreign Currency Contracts*	—	(63,567)	—	(63,567)

Total Investments	$2,418,131	$81,971,290	$6,600	$84,396,021

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Trust’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts	$2,182	$(65,749)

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain
Currency risk	$173,146

Change in Unrealized Appreciation
Currency risk	42,462

Total	$215,608

*	The average notional value outstanding of foreign currency contracts during the period was $8,203,903.

22        Invesco Van Kampen High Income Trust II

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

05/09/12	RBC Capital Markets Corp.	EUR	172,000	USD	231,371	$229,189	$2,182

							$2,182

							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/12	RBC Capital Markets Corp.	EUR	4,770,000	USD	6,303,078	$6,355,998	$(52,920)

05/17/12	Morgan Stanley & Co., Inc.	GBP	563,000	USD	882,228	895,057	(12,829)

							$(65,749)

Total open foreign currency contracts							$(63,567)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  During the year ended February 29, 2012, the Trust paid legal fees of $166,276 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is of counsel with the firm.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Trust entered into a $30 million Credit Agreement in order to redeem and retire its preferred shares. This Credit Agreement is secured by the assets on the Trust.
  During the year ended February 29, 2012, the average daily balance of borrowing under the Credit Agreement was $24,863,388 with a weighted interest rate of 0.95%. Expenses under the Credit Agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. The Credit Agreement expires September 28, 2012.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the year ended February 29, 2012, for the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010:

		Two months
	Year ended	ended	Year ended
	February 29,	February 28,	December 31,
	2012	2011	2010

Ordinary income	$5,248,209	$874,701	$5,874,227

Tax Components of Net Assets at Period-End:

February 29,
2012

Undistributed ordinary income	$98,077

Net unrealized appreciation — investments	1,909,254

Net unrealized appreciation — other investments	4,250

Capital loss carryforward	(32,142,797)

Shares of beneficial interest	91,886,315

Total net assets	$61,755,099

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and book to tax accretion and amortization on differences.

23        Invesco Van Kampen High Income Trust II

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust utilized $2,222,432 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2014	$3,618,763	$—	$3,618,763

February 28, 2015	47,559	—	47,559

February 29, 2016	9,476,998	—	9,476,998

February 28, 2017	18,999,477	—	18,999,477

	$32,142,797	$—	$32,142,797

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 29, 2012 was $49,791,104 and $51,621,653, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,303,381

Aggregate unrealized (depreciation) of investment securities	(1,394,127)

Net unrealized appreciation of investment securities	$1,909,254

Cost of investments for tax purposes is $82,550,334.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on February 29, 2012, undistributed net investment income was increased by $48,723 and undistributed net realized gain (loss) was decreased by $48,723. This reclassification had no effect on the net assets of the Trust.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

		Two months
	Year ended	ended	Year ended
	February 29,	February 28,	December 31,
	2012	2011	2010

Beginning shares	3,770,265	3,770,265	3,770,265

Shares issued through Dividend Reinvestment	—	—	—

Ending shares	3,770,265	3,770,265	3,770,265

  The Board of Trustees have approved share repurchases whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 29, 2012:

Declaration Date	Amount Per Share	Record Date	Payable Date

March 1, 2012	$0.116	March 14, 2012	March 30, 2012

April 2, 2012	$0.116	April 13, 2012	April 30, 2012

24        Invesco Van Kampen High Income Trust II

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

			Two months
	Year ended		ended
	February 29,		February 28,		Year ended December 31,
	2012		2011		2010	2009	2008	2007

Net asset value, beginning of period	$16.63		$16.16		$15.38	$10.45	$20.40	$21.45

Net investment income(a)	1.37		0.24		1.61	1.83	2.45	2.55

Net gains (losses) on securities (both realized and unrealized)	(0.23)		0.46		0.73	4.93	(9.90)	(1.00)

Distributions paid to preferred shareholders from:
Net investment income	—		—		(0.01)	(0.42)	(1.00)	(0.95)

Total from investment operations	1.14		0.70		2.33	6.34	(8.45)	0.60

Less distributions from:
Dividends from net investment income	(1.39)		(0.23)		(1.55)	(1.41)	(1.50)	(1.65)

Net asset value, end of period	$16.38		$16.63		$16.16	$15.38	$10.45	$20.40

Market value, end of period	$16.89		$16.52		$16.02	$14.48	$8.90	$18.15

Total return at net asset value(b)	7.26%		4.37%		15.55%	—	—	—

Total return at market value(c)	11.33%		4.59%		21.67%	83.40%	(45.03)%	(1.71)%

Net assets, end of period (000’s omitted)	$61,755		$62,711		$60,916	$57,997	$39,414	$76,998

Portfolio turnover rate(d)	60%		18%		135%	58%	46%	37%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	2.38	%(f)	2.44	%(g)	2.57%	2.31%	1.94%	1.84%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(e)(h)	1.95	%(f)	1.71	%(g)	1.74%

Without fee waivers and/or expense reimbursements(e)	2.38	%(f)	2.44	%(g)	2.61%	2.40%	2.04%	1.93%

Ratio of net investment income before preferred share dividends	8.69	%(f)	8.93	%(g)	10.34%	14.13%	14.65%	12.06%

Preferred share dividends	—		—		(0.03)%	—	—	—

Ratio of net investment income after preferred share dividends	8.69	%(f)	8.93	%(g)	10.31%	10.90%	8.56%	7.61%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	N/A		N/A		N/A	$4,400 (i)	$32,400 (i)	$65,400 (i)

Asset coverage per $1,000 unit of senior indebtedness(j)	$3,628		$3,412

Asset coverage per preferred share(k)	N/A		N/A		N/A	$354,600	$55,444	$54,487

Liquidating preference per preferred share	N/A		N/A		N/A	$25,000	$25,000	$25,000

Total borrowings (000’s omitted)	$23,500		$26,000		$26,000	$28,000	N/A	N/A

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for period less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for period less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are based on average daily net assets (000’s omitted) of $59,489.
(g)	Annualized.
(h)	For the years ended December 31, 2010, and prior, ratio does not exclude facilities and maintenance fees.
(i)	Total shares outstanding for the years ended December 31, 2009, 2008 and 2007 were 176, 1,296 and 2,616, respectively.
(j)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(k)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
N/A=Not Applicable

25        Invesco Van Kampen High Income Trust II

NOTE 13—Significant Event

The Board of Trustees of the Trust (the “Board”) approved the redomestication of the Trust, a Massachusetts business trust, into a Delaware statutory trust pursuant to an Agreement and Plan of Redomestication (the “Redomestication”). The Board also approved an Agreement and Plan of Merger pursuant to which Invesco High Yield Investments Fund, Inc. (the “Target Trust”) would merge with and into the Trust in accordance with the Delaware Statutory Trust Act (the “Merger”). As a result of the Merger, all of the assets and liabilities on the Target Trust will become assets and liabilities of the Trust and the Target Trust’s shareholders will become shareholders of the Trust. The Redomestication and the Merger are subject to shareholder approval.

NOTE 14—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint entitled Clifford Rotz, et al. v. Van Kampen Asset Management et al., was filed on behalf of Invesco Van Kampen High Income Trust II, Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust and Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The Complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trust assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board formed a Special Litigation Committee (“SLC”) to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. After reviewing the findings of the SLC’s, the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation to seek dismissal of the action. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. Plaintiffs filed a motion on November 28, 2011 asking the court to hold the motion to dismiss in abeyance while plaintiffs conduct limited discovery. The Plaintiffs’ request for discovery has been briefed and the court’s decision whether Plaintiffs are entitled to discovery is pending. This matter is pending. The Trust has accrued $268,338 in expenses relating to these matters during the year ended February 29, 2012.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

26        Invesco Van Kampen High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen High Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen High Income Trust II (hereafter referred to as the “Trust”) at February 29, 2012, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 23, 2012
Houston, Texas

27        Invesco Van Kampen High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	1.85%
Corporate Dividends Received Deduction*	1.85%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

28        Invesco Van Kampen High Income Trust II

Supplemental Information

The disclosure concerning the investment objective, principal investment strategies and principal risks of Invesco Van Kampen High Income Trust II (the “Fund”) is being updated. The investment objective has not changed; however the Board of Trustees of the Fund approved a revised statement of the principal investment strategies for the Fund. The revised disclosure of the investment objective, principal investment strategies and associated principal risks for the Fund is set forth below.

Investment Objective
The investment objective of Invesco Van Kampen High Income Trust II (the “Fund”) is to provide to its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.
  The investment objective is fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Investment Strategies of the Fund
The Fund will invest primarily in high income producing fixed-income securities rated in the medium and lower categories by established rating agencies, or unrated securities determined by Invesco Advisers, Inc. (the “Adviser”) to be of comparable quality. Medium and lower grade securities are those rated BB or lower by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), or securities that are not rated by either such rating agency but are believed by the Adviser to be of comparable quality. No limitation exists as to the rating category in which the Fund may invest.
  High income producing fixed-income securities are generally corporate fixed-income securities rated between BB/Ba and C/C by S&P and Moody’s and are frequently issued by corporations in the growth stage of their development. Securities which are rated BB, B, CCC, CC and C are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
  In normal market conditions, at least 65% of the Fund’s assets will be invested in fixed-income securities. The fixed-income securities in which the Fund will invest will consist primarily of debt securities. “Fixed-income securities” which may be acquired by the Fund include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities. Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participation based on revenues, sales or profits. Fixed-income securities which may be acquired also include preferred stocks that have cumulative or non-cumulative dividend rights. Fixed-income securities also include convertible securities and zero coupon securities.
  The Fund may invest up to 35% of its total assets in securities rated higher than BB by S&P or higher than Ba by Moody’s or unrated securities of comparable quality and may invest a higher percentage, up to 100% of its total assets, in such higher rated securities (i) when the difference in yields between quality classifications is relatively narrow, (ii) when, consistent with seeking to maintain the dollar-weighted average maturity of the Fund’s portfolio of up to 12 years, high income producing fixed-income securities of appropriate maturities are unavailable or are available only at prices that the Adviser deems are unfavorable or (iii) when the Adviser determines that market conditions warrant a temporary, defensive policy.
  The Fund will seek to preserve capital through portfolio diversification and by limiting investments to fixed-income securities which the Adviser believes entail reasonable credit risk. The Fund has a non-fundamental investment policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, with no limitation on the maturity of individual securities that it may be acquire.
  The Fund may use leverage in an amount of up to 33 1/3% of the Fund’s total assets after the use of such leverage in an effort to maximize its returns. The Fund currently utilizes leverage in the form of borrowings. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.
  Convertible Securities. Fixed-income securities in which the Fund may invest include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or any equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.
  In selecting convertible securities for the Fund, the following factors, among others, will be considered by the Adviser: (1) the Adviser’s own evaluations of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund’s portfolio as to issuers and industries; and (8) whether the securities are rated by Moody’s and/or S&P and, if so, the ratings assigned.
  Zero Coupon Securities. Fixed-income securities also include zero coupon securities issued by corporations and other private entities. The Fund is permitted to invest up to 10% of its total assets in zero coupon securities. Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity and therefore are issued and trade at a discount from their face or par value.
  Loans. Consistent with the Fund’s strategy of investing in income securities, the Fund may invest up to 20% of its total assets in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Fund invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Fund acquires direct rights against the borrower on the loan, however, the Fund’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Fund typically has the right to receive payments of principal, interest and any fees to which it is entitled

29        Invesco Van Kampen High Income Trust II

only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.
  Restricted and Illiquid Securities. The Fund may invest up to 20% of its total assets in fixed-income securities that are not readily marketable, including securities restricted as to resale. No security that is not readily marketable will be acquired unless the Adviser believes such security to be of comparable quality to publicly-traded securities in which the Fund may invest. Certain fixed-income securities are somewhat liquid and may become more liquid as secondary markets for these securities continue to develop. These securities will be included in, or excluded from, the 20% limitation on a case-by-case basis by the Adviser under the supervision of the Board of Trustees, depending on the perceived liquidity of the security and market involved.
  Non-Dollar Denominated Securities. The Fund may invest a portion or all of its total assets in securities issued by foreign governments or foreign corporations; provided, however, that the Fund may not invest more than 30% of its total assets in non-U.S. dollar denominated securities. The same quality levels currently permitted by the Fund for all investments, will apply to foreign investments. The Fund may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries.
  The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Fund’s net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Fund’s total assets will not require elimination of any security from the Fund’s portfolio.
  The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency.
  Derivatives. Subject to the Fund’s fundamental investment limitations regarding buying securities on margin and purchasing or selling financial futures or options, the Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. Derivative instruments and techniques that the Fund may use include:
  Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.
  Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use futures to effect cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
  Money Market Funds. To the extent permitted by applicable law and the Fund’s investment objectives, policies, and restrictions, the Fund may invest all or some of its short-term cash investments in money market funds, including money market fund advised or managed by the Adviser or its affiliates. When the Fund purchases shares of another investment company, including an affiliated money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

Principal Risks of Investing in the Fund
  As with any fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The risks associated with an investment in the Fund can increase during times of significant market volatility.
  Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The net asset value of the Fund will change with changes in the value of its portfolio securities, and the value of the Fund’s investments can be expected to fluctuate over time. The financial markets in general are subject to volatility and may at times experience extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. Volatility may be greater during periods of general economic uncertainty.
  Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal when due. Fixed income securities are subject to the credit risk of nonpayment. The ability of issuers of fixed income securities to make timely payments of interest and principal may be adversely affected by, among other things, general economic downturns and economic factors affecting specific issuers. Nonpayment would result in a reduction of income to the Fund. The Adviser continuously monitors the issuers of securities held in the Fund.
  The Fund will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In its analysis, the Adviser may consider the credit ratings of NRSROs in evaluating securities, although the Adviser does not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and the creditworthiness of an issuer may decline significantly before an NRSRO lowers the issuer’s rating. A rating downgrade does not require the Fund to dispose of a security.
  Risk of Investing in Medium and Lower-Grade Securities. Securities that are in the medium and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, market risk, volatility and illiquidity risk. Secondary market prices of medium and lower-grade securities generally are less sensitive than higher-grade securities to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers. A significant increase in interest rates

30        Invesco Van Kampen High Income Trust II

or a general economic downturn may significantly affect the ability of issuers of medium and lower-grade securities to pay interest and to repay principal, or to obtain additional financing, any of which could severely disrupt the market for medium and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium and lower-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the price of medium and lower-grade. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium and lower-grade securities.
  In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.
  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
  Interest Rate Risk. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term fixed income securities generally are more volatile with respect to changes in interest rates than the prices of shorter term fixed income securities. These risks may be greater in the current market environment because certain interest rates are near historically low levels.
  Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well.
  Borrowings Risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that common shareholders have contributed to the Fund. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. To the extent that the then current interest rate on and other costs related to the borrowings approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the common shareholders will be reduced, and if the then current interest rate on and other costs related to the borrowings were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the common shareholders than if the Fund were not so leveraged. If the Fund’s current investment income were not sufficient to meet interest requirements on the borrowings, the Fund might have to liquidate certain of its investments in order to meet required interest payments, thereby reducing the net asset value.
  Management of the amount of outstanding borrowings places greater reliance on the ability of the Adviser to predict trends in interest rates than if the Fund did not use leverage. Further, reduction and increase of the borrowings outstanding, and any related trading of the Fund’s portfolio securities, results in increased transaction costs to the Fund and its common shareholders.
  Lenders have the right to receive interest on and repayment of principal of any borrowings, which right will be senior to those of shareholders. Any such borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances. Certain types of borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
  There can be no assurance that the Fund’s leverage strategy will be successful.
  Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
  Convertible Securities Risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.
  Risks of Using Derivative Instruments. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument or instrument being hedged, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the derivatives may not be liquid. The use of derivatives involves risks that are different from, and potentially greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may potentially be unlimited. Although the Adviser may seek to use derivatives to further the Fund’s investment objective, the Fund is not required to use derivatives and may choose not to do so and there is no assurance that the use of derivatives will achieve this result.
  Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience

31        Invesco Van Kampen High Income Trust II

significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
  Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
  Tax Risk. The Fund’s use of derivatives may be limited by the requirements for taxation as a regulated investment company. The tax treatment of derivatives may be adversely affected by changes in legislation, regulations or other legal authority, subjecting the Fund’s shareholders to increased federal income tax liabilities.
  Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
  Emerging Markets Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.
  Currency/Exchange Rate Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
  Liquidity Risk. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent the Fund owns or may acquire illiquid or restricted securities, these securities may involve special registration requirements, liabilities and costs, and liquidity and valuation difficulties. The markets for lower-grade securities may be less liquid than the markets for higher-grade securities.
  Risk of Investing in Loans. Loans are subject to credit risk, market risk, income risk and call risk similar to the corporate bonds in which the Fund invests. To the extent that the loans in which the Fund invests are medium- or lower-grade, such loans are subject to same type of risks generally associated with such medium- and lower-grade securities, as described above. Loans may have less credit risk than corporate bonds because loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. However, loans generally do not have as broad of a secondary market compared to corporate bonds and this may impact the market value of such loans and the Fund’s ability to dispose of particular loans when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for loans may also make it more difficult for the Fund to value these securities and make their market values more volatile.
  Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
  Unrated Securities. Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any NRSRO. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade, listed securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may limit the ability of the Fund to sell such securities at their fair value. The Fund may be more reliant on the Adviser’s judgment and analysis in evaluating the creditworthiness of an issuer of unrated securities.
  U.S. Government Obligations Risk. Obligations issued by U.S. government agencies and instrumentalities may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
  Zero Coupon/PIK Bond Risk. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. These securities may subject the Fund to greater market risk than a fund that does not own these types of securities. Special tax considerations are associated with investing in non-cash-paying instruments, such as zero coupon or PIK securities. The Adviser will weigh these concerns against the expected total returns from such instruments. In addition, the Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to the commons shareholders.

32        Invesco Van Kampen High Income Trust II

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Wayne W. Whalen[1] — 1939 Trustee and Chair	1989	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

David C. Arch — 1945 Trustee	1989	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer — 1940 Trustee	1989	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Linda Hutton Heagy — 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen High Income Trust II

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Howard J Kerr — 1935 Trustee	1992	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1994	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neutrogena Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2        Invesco Van Kampen High Income Trust II

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen High Income Trust II

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Valinda Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco Van Kampen Closed-End Funds.	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

T-4        Invesco Van Kampen High Income Trust II

Correspondence information
Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-05769.
      A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-HINC2-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 2/29/2012	Services Rendered to	year end 2/28/2011
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	2/29/2012	Requirement(1)	2/28/2011	Requirement(1)
Audit Fees	$36,300	N/A	$12,250	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,500	0%	$2,800	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$42,800	0%	$15,050	0%
PWC billed the Registrant aggregate non-audit fees of $6,500 for the fiscal year ended February 29, 2012, and $2,800 for the fiscal year ended February 28, 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco		Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Percentage of Fees	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Billed Applicable to	for fiscal year end	Non-Audit Services
	2/29/2012 That Were	Non-Audit Services	2/28/2011 That Were	Provided for fiscal year
	Required	Provided for fiscal year	Required	end 2/28/2011
	to be Pre-Approved	end 2/29/2012	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pursuant to Waiver of	by the Registrant’s	Pre-Approval
	Audit Committee	Pre-Approval Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 29, 2012, and $0 for the fiscal year ended February 28, 2011, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Peter Ehret, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2001.

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2012:

	Dollar Range of	Dollar Range of Investments	Dollar Range of all Investments
Portfolio	Investments in each	in Invesco pooled	in Funds and Invesco pooled
Manager	Fund[1]	investment vehicles[2]	investment vehicles
Invesco Van Kampen High Income Trust II
Peter Ehret	None	N/A	$100,001-$500,000
Darren Hughes	None	N/A	$100,001-$500,000
Scott Roberts	None	N/A	$100,001-$500,000

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.

Assets Managed
The following information is as of February 29, 2012:

	Other Registered Investment		Other Pooled Investment		Other Accounts
	Companies Managed (assets		Vehicles Managed (assets		Managed (assets in
	in millions)		in millions)		millions)
Portfolio	Number of		Number of		Number of
Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen High Income Trust II
Peter Ehret	11	$3,634.5	None	None	None	None
Darren Hughes	7	$1,908.9	None	None	None	None
Scott Roberts	6	$1,885.8	None	None	None	None
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[3]
Invesco [4] Invesco Australia[4] Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Advisors- Invesco Real Estate[5] Invesco Senior Secured[4,6]	Not applicable

[3]	Rolling time periods based on calendar year-end.

[4]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[5]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[6]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

Sub-Adviser	Performance time period[3]
Invesco Canada[4]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[4] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[7]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter

[7]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Van Kampen High Income Trust II

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date: May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date: May 7, 2012

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date: May 7, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.